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Exhibit 10.11
Confidential treatment requested

CONFIDENTIAL

AMENDMENT NO. 1 TO PUBLIC HEALTH SERVICE
PATENT & LICENSE AGREEMENT—NONEXCLUSIVE

    This Amendment No. 1 to Patent License Agreement OTT Reference Number: L-156- 98/0 Nonexclusive (the "Amendment") is made as of July 14, 2000 by and between The National Institutes of Health ("NIH"), the Centers for Disease Control and Prevention ("CDC") or the Food and Drug Administration ("FDA") (collectively referred to as "PHS") and Seattle Genetics, Inc., a Delaware corporation ("SGI").

    WHEREAS, PHS and SGI are parties to that certain Patent License Agreement OTT Reference Number: L-156-98/0 Nonexclusive effective date September 15, 1998 (the "Agreement");

    WHEREAS, PHS and SGI wish to amend the Agreement as set forth in this Amendment;

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    1.  Section 14.07 of the Agreement is amended to read as follows:

    "14.07 This Agreement shall not be assigned by Licensee except: a) with the prior written consent of PHS, such consent not to be withheld unreasonably; or b) as part of a sale or transfer of substantially the entire business of Licensee relating to operations which concern this Agreement (an "Acquisition"). Licensee shall notify PHS within ten (10) days of any assignment of this Agreement by Licensee and if the assignment is not in connection with an Acquisition, Licensee shall pay PHS, as an additional royalty, [*] percent ([*]%) of the fair market value of any consideration received for any assignment of this Agreement within thirty (30) days of such assignment."

    2.  Appendix C of the Agreement is deleted in its entirety and replaced with the new Appendix C attached to this Agreement.

    3.  Appendix E of the Agreement is deleted in its entirety and replaced with the new Appendix E attached to this Amendment.

(signature page follows)

[*]   Confidential treatment requested

    The Parties, intending to be legally bound, have caused this Amendment to be executed by their representatives on the dates set forth below.

PUBLIC HEALTH SERVICE		SEATTLE GENETICS, INC.

By:	/s/ JACK SPIEGEL	By:	/s/ H. PERRY FELL
Name:	Jack Spiegel	Name:	H. Perry Fell
Title:	Director, DTDT	Title:	Chief Executive Officer
Date:	July 14, 2000	Date:	June 22, 2000

[SIGNATURE PAGE TO AMENDMENT NO. 1]

APPENDIX C—Royalties

Royalties:

    Licensee agrees to pay to PHS a noncreditable, nonrefundable license issue royalty in the amount of [*] Dollars ($[*]).

    Licensee agrees to pay to PHS a nonrefundable minimum annual royalty in the amount of [*] Dollars ($[*]) beginning January 1, 1999.

    Licensee agrees to pay PHS earned royalties on Net Sales by or on behalf of Licensee as follows:

    [*] Percent ([*]%) of Net Sales of Licensed Products by Licensee or its sublicensees; and

    Licensee shall be entitled to a [*] Percent ([*]%) credit against the earned royalty rate on Net Sales for each [*] Percent ([*]%) of royalty.

    Licensee must pay in excess of [*] Percent ([*]%) to unaffiliated third party licensors for the manufacture and sale of Licensed Products. However, in no instance shall the earned royalty rate for PHS be reduced below [*] Percent ([*]%).

    Licensee agrees to pay PHS benchmark royalties as follows:

    [*] Dollars ($[*]) upon initiation of the first Phase III Clinical Trial for Licensed Products; and

    [*] Dollars ($[*]) upon marketing approval in the United States for Licensed Products.

    Licensee agrees to pay PHS additional royalties for unreimbursed patent prosecution expenses as set forth in Paragraphs 6.08 and 6.09.

APPENDIX E—Benchmarks and Performance

     Licensee agrees to the following Benchmarks for its performance under this Agreement and, within sixty (60) days of achieving a Benchmark, shall notify PHS that the Benchmark has been achieved.

[*]
—Initiation of first [*] using Licensed Products.

[*]
—Initiation of first [*] using Licensed Products.

[*]
—Initiation of first [*] using Licensed Products.

[*]
—[*] of Licensed Products with a regulatory agency.

[*]
—[*] of Licensed Products filed with a regulatory agency.

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CONFIDENTIAL
AMENDMENT NO. 1 TO PUBLIC HEALTH SERVICE PATENT & LICENSE AGREEMENT—NONEXCLUSIVE
APPENDIX C—Royalties
APPENDIX E—Benchmarks and Performance